INCOME TAXES (Details)	9 Months Ended	12 Months Ended
	Sep. 30, 2014	Sep. 30, 2015
Income Taxes Details
Computed “expected” tax benefit	(35.00%)	(35.00%)
Increase (decrease) in income taxes resulting from:
State taxes, net of federal benefit	(5.20%)	(5.20%)
Permanent differences	0.00%	(4.60%)
Tax reporting differences due to the reverse acquisition	11.30%	0.00%
Increase in the valuation reserve	28.90%	44.80%
Income tax benefit	0.00%	0.00%